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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-84535) of Be Free, Inc. and subsidiaries of our report dated February 8, 2000, except for Footnote N which is dated March 8, 2000 relating to the financial statements which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 29, 2000